UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 10, 2015

ENERGY TRANSFER PARTNERS, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive
Dallas, Texas 75225
(Address of principal executive office) (Zip Code)
(214) 981-0700
(Registrant’s telephone number, including area code)
3738 Oak Lawn Avenue
Dallas, Texas 75219
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
The information set forth under Item 8.01 is incorporated into this Item 1.01 by reference.
Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 8.01 is incorporated into this Item 2.03 by reference.
Item 8.01. Other Events.
On August 10, 2015, Energy Transfer Partners, L.P. (the “Partnership”) entered into various supplemental indentures pursuant to which the Partnership has agreed to assume all of the obligations of its wholly owned subsidiary, Regency Energy Partners LP (“Regency”), under the following series of outstanding senior notes of Regency and Regency Energy Finance Corp., of which the Partnership was previously a co-obligor or parent guarantor:

•	$400.0 million in aggregate principal amount of 5.750% Senior Notes due 2020;

•	$389.9 million in aggregate principal amount of 8.375% Senior Notes due 2020 (the “2020 Notes”);

•	$259.8 million in aggregate principal amount of 6.500% Senior Notes due 2021 (the “2021 Notes”);

•	$500.0 million in aggregate principal amount of 6½ Senior Notes due 2021;

•	$700.0 million in aggregate principal amount of 5.000% Senior Notes due 2022;

•	$900.0 million in aggregate principal amount of 5.875% Senior Notes due 2022;

•	$600.0 million in aggregate principal amount of 4.500% Senior Notes due 2023; and

•	$700.0 million in aggregate principal amount of 5.500% Senior Notes due 2023.

On August 13, 2015, the Partnership redeemed in full the outstanding amount of the 2020 Notes and the 2021 Notes. The amount paid to redeem the 2020 Notes included a make whole premium of approximately $39.5 million and the amount paid to redeem the 2021 Notes included a make whole premium of approximately $23.5 million.
The foregoing description of the supplemental indentures entered into by the Partnership does not purport to be complete and is qualified in its entirety by reference to each of the supplemental indentures, which are attached hereto as Exhibits 10.1 through 10.3, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	Twelfth Supplemental Indenture, dated as of August 10, 2015, by and among Energy Transfer Partners, L.P., Regency Energy Finance Corp. and U.S. Bank National Association, as trustee.

10.2	Eighth Supplemental Indenture, dated as of August 10, 2015, by and among Energy Transfer Partners, L.P., Regency Energy Finance Corp. and Wells Fargo Bank, National Association, as trustee.

10.3	Ninth Supplemental Indenture, dated as of August 10, 2015, by and among Energy Transfer Partners, L.P., Regency Energy Finance Corp. and Wells Fargo Bank, National Association, as trustee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

	By:	Energy Transfer Partners GP, L.P., its general partner
	By:	Energy Transfer Partners, L.L.C., its general partner

Date: August 14, 2015	By:	/s/ Thomas E. Long
Name: Thomas E. Long Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Twelfth Supplemental Indenture, dated as of August 10, 2015, by and among Energy Transfer Partners, L.P., Regency Energy Finance Corp. and U.S. Bank National Association, as trustee.

10.2	Eighth Supplemental Indenture, dated as of August 10, 2015, by and among Energy Transfer Partners, L.P., Regency Energy Finance Corp. and Wells Fargo Bank, National Association, as trustee.

10.3	Ninth Supplemental Indenture, dated as of August 10, 2015, by and among Energy Transfer Partners, L.P., Regency Energy Finance Corp. and Wells Fargo Bank, National Association, as trustee.